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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 11, 1994, on our audit of the financial statements of Madison Gas and Electric Company included in the Company's Current Report on Form 8-K dated February 11, 1994. We also consent to the reference to our Firm under the caption "Experts."

                                          /s/ Coopers & Lybrand

Milwaukee, Wisconsin
February 25, 1994